UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

(Amendment No. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 10, 2020 (July 1, 2020)

HALL OF FAME RESORT & ENTERTAINMENT COMPANY

(Exact name of registrant as specified in its charter)

Delaware	001-38363	84-3235695
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2626 Fulton Drive NW

Canton, OH 44718

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (330) 458-9176

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.0001 par value per share	HOFV	Nasdaq Capital Market
Warrants to purchase 1.421333 shares of Common Stock	HOFVW	Nasdaq Capital Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

INTRODUCTORY NOTE

This Amendment No. 1 on Form 8-K/A (“Amendment No. 1”) amends the Current Report on Form 8-K of Hall of Fame Resort & Entertainment Company, a Delaware corporation corporation (the “Company”), filed on July 8, 2020 (the “Original Report”), in which the Company reported, among other events, the completion of the Business Combination (as defined in the Original Report).

This Amendment No. 1 is being filed in order to (i) include (a) the unaudited condensed consolidated financial statements of HOF Village, LLC, a Delaware limited liability company (“HOF Village”), as of June 30, 2020 and for the three and six months ended June 30, 2020 and 2019, (b) the Management’s Discussion and Analysis of Financial Condition and Results of Operations of HOF Village for the six months ended June 30, 2020 and 2019, and (c) the unaudited pro forma condensed combined financial information for the Company as of and for the six months ended June 30, 2020; (ii) amend the unaudited pro forma condensed combined financial information for the year ended December 31, 2019 provided under Item 9.01(b) of the Original Report; and (iii) amend the disclosure in the Original Report under the heading “Security Ownership of Certain Beneficial Owners and Management.”

This Amendment No. 1 does not amend any other item of the Original Report or purport to provide an update or a discussion of any developments at the Company or its subsidiaries, including HOF Village or GPAQ, subsequent to the filing date of the Original Report, except as indicated below under Item 2.01. The information previously reported in or filed with the Original Report is hereby incorporated by reference to this Amendment No. 1.

Item 2.01 Completion of Acquisition or Disposition of Assets.

The disclosure in the Original Report under the heading “Security Ownership of Certain Beneficial Owners and Management” is amended and restated as follows.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information regarding the beneficial ownership of the Common Stock as of the Closing by:

●	each person known by the Company to be the beneficial owner of more than 5% of the Common Stock of the Company upon the closing of the Business Combination;

●	each of the Company’s officers and directors; and

●	all executive officers and directors of the Company as a group upon the closing of the Business Combination.

Beneficial ownership is determined according to the rules of the Commission, which generally provide that a person has beneficial ownership of a security if he, she or it possesses sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days. The information below is based upon the Schedule 13D’s, Form 3’s and Form 4’s filed by certain of the parties below

The beneficial ownership percentages set forth in the table below are based on approximately 31,819,076 shares of Common Stock issued and outstanding as of July 1, 2020.

Unless otherwise indicated, the Company believes that all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them.

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	Beneficial Ownership
Name and Address of Beneficial Owner	Number of Shares		Percentage
Directors and Officers
Michael Crawford	⸺	[1]	*
Jason Krom	⸺		*
Mike Levy	⸺		*
Anne Graffice	⸺		*
James J. Dolan	5,136,643	[2]	14.5%
Michael Klein	2,517,108	[3]	7.9%
David Dennis	10,000		*
Edward J. Roth III	⸺		*
Stuart Lichter	23,989,923	[4]	66.5%
Kimberly K. Schaefer	⸺		*
Karl L. Holz	⸺		*
Anthony J. Buzzelli	21,320		*
Mary Owen	⸺		*
Curtis Martin	⸺		*
All Directors and Officers as a Group (12 individuals)	31,674,994		89.1%

Greater than 5% Stockholders
HOF Village, LLC	18,485,230	[5,6]	52.4%
CH Capital Lending, LLC	5,097,214	[7]	14.1%
IRG Canton Village Member, LLC	18,485,230	[8]	51.3%
IRG Canton Village Manager, LLC	18,485,230	[8]	51.3%
National Football Museum, Inc. d/b/a Pro Football Hall of Fame	6,309,721	[6,9]	19.8%
Gordon Pointe Management, LLC	5,136,643	[6,10]	14.5%

* Less than 1%.

1 In accordance with his employment agreement and the terms of the Company’s 2020 Omnibus Incentive Plan, Mr. Crawford is entitled to receive 715,929 restricted shares of Company Common Stock upon the effectiveness of a registration statement covering those shares. One-third of those restricted shares vest immediately after the effectiveness of that registration statement, upon the first anniversary of the closing of the Business Combination and upon the second anniversary of such closing.

2 Mr. Dolan may be deemed to beneficially own 1,635,772 shares of Common Stock through his ownership of membership interests in Gordon Pointe Management, LLC and as the managing member of Gordon Pointe Management, LLC. Mr. Dolan may also be deemed to beneficially own (1) 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by Gordon Pointe Management, LLC with an exercise price of $11.50 per share and (2) 43,478 shares of Common Stock issuable to Gordon Point Management, LLC upon the conversion of a $500,000 convertible note of the Company with a conversion price of $11.50 per share. These instruments are exercisable or convertible within 60 days. Does not include 325,000 shares of Common Stock granted by Mr. Dolan and Gordon Point Management, LLC to various trusts or estate planning vehicles for certain Dolan grandchildren and other Dolan family members that are managed by Mr. Dolan’s adult children, over which Mr. Dolan disclaims beneficial ownership. For purposes of calculating his percentage ownership, the shares outstanding of the Company include the shares issuable to Gordon Pointe Management, LLC upon the exercise of the warrants and the conversion of convertible notes.

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3 Mr. Klein may be deemed to beneficially own 1,078,984 shares of Common Stock through his ownership of membership interests in The Klein Group, LLC. Mr. Klein may also be deemed to beneficially own (i) 928,455 shares of Common Stock as a result of his ownership of M. Klein & Associates, Inc., which owns membership interests in HOF Village, LLC, and (ii) 509,669 shares of Common Stock as a result of his minority ownership interests in M. Klein and Company, LLC, which beneficially owns 509,669 shares. Mr. Klein disclaims beneficial ownership of the shares of Common Stock owned by HOF Village, LLC and M. Klein and Company, LLC except to the extent of any actual pecuniary interest.

4 Mr. Lichter may be deemed to beneficially own (1) 4,314,605 shares of Common Stock through his indirect ownership of membership interests in CH Capital Lending, LLC, (2) 782,609 shares of Common Stock issuable to CH Capital Lending, LLC upon the conversion of a $9,000,000 convertible note of the Company with a conversion price of $11.50 per share, and (3) 407,479 shares of Common Stock through his indirect control over American Capital Center, LLC. The convertible notes are convertible within 60 days. Mr. Lichter may also be deemed to beneficially own 15,027,837 shares of Common Stock through his indirect ownership interest in IRG Canton Village Member, LLC, which in turn owns approximately a 76.8% interest in HOF Village, LLC. HOF Village, LLC owns 15,027,837 shares of Common Stock. He may also be deemed to beneficially own 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by HOF Village, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days. Mr. Lichter disclaims beneficial ownership of all shares held by IRG Canton Village Member, LLC, CH Capital Lending, LLC, American Capital Center, LLC, and IRG Canton Village Manager, LLC, except to the extent of any actual pecuniary interest. For purposes of calculating his percentage ownership, the shares outstanding of the Company include the shares of Common Stock issuable upon the warrants to HOF Village, LLC and upon the convertible notes to CH Capital Lending, LLC.

5 HOF Village, LLC beneficially owns 15,027,837 shares of Common Stock. It also beneficially owns 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by HOF Village, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days. For purposes of calculating its percentage ownership, the shares outstanding of the Company include the shares of Common Stock issuable to HOF Village, LLC upon the exercise of the warrants.

6 HOF Village, LLC, National Football Museum, Inc. and Gordon Pointe Management, LLC are parties to a director nominating agreement. See the discussion under “Director Nominating Agreement” in Item 1.01 of this Form 8-K. As a result of these relationships, these persons may be deemed to be a group for purposes of Section 13(d) of the Exchange Act and therefore may be deemed to beneficially own 25,065,543 shares of Common Stock (exclusive of warrants and convertible notes), or approximately 78.8% of the Common Stock outstanding. Taking into account the warrants and convertible notes, they may be deemed to collectively beneficially own 32,806,416 shares of Common Stock, or 82.9% of the Common Stock outstanding after the exercise of the warrants and the conversion of the convertible notes.

7 CH Capital Lending, LLC beneficially owns (1) 4,314,605 shares of Common Stock, and (2) 782,609 shares of Common Stock issuable to it upon the conversion of a $9,000,000 convertible note of the Company with a conversion price of $11.50 per share,. The convertible note is convertible within 60 days. For purposes of calculating its percentage ownership, the shares outstanding of the Company include the shares of Common Stock issuable upon the exercise of the warrants described in note 4 above and the conversion of the convertible notes.

8 Each of IRG Canton Village Member, LLC and IRG Canton Village Manager, LLC may be deemed to beneficially own 15,027,837 shares of Common Stock through the former’s indirect (approximately 74.9%) ownership interest therein and the latter’s role as manager of it. For similar reasons, each may also be deemed to beneficially own 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by HOF Village, LLC with an exercise price of $11.50 per share. The warrants are exercisable within 60 days. Each of IRG Canton Village Member, LLC and IRG Canton Village Manager, LLC disclaims beneficial ownership of all shares held by HOF Village, LLC, except to the extent of any actual pecuniary interest. For purposes of calculating their percentage ownership, the shares outstanding of the Company include the shares of Common Stock issuable upon the exercise of the warrants and the conversion of the convertible notes described in note 4 above.

9 National Football Museum, Inc. beneficially owns 3,679,850 shares of Common Stock. National Football Museum, Inc. may also be deemed to beneficially own 2,629,871 shares of Common Stock as a result of its ownership of membership interests in HOF Village, LLC. National Football Museum, Inc. disclaims beneficial ownership of all shares held by HOF Village, LLC, except to the extent of any actual pecuniary interest.

10 Gordon Pointe Management, LLC beneficially owns 1,635,772 shares of Common Stock. It also beneficially owns (1) 3,457,393 shares of Common Stock issuable upon the exercise of 2,432,500 private placement warrants held by it with an exercise price of $11.50 per share, and (2) 43,478 shares of Common Stock issuable upon the conversion of a $500,000 convertible note of the Company payable to it with a conversion price of $11.50 per share. These instruments are exercisable or convertible within 60 days. For purposes of calculating its percentage ownership, the shares outstanding of the Company include the shares issuable to it upon the exercise of the warrants and the conversion of the convertible notes.

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Item 2.02 Results of Operations and Financial Condition.

On August 10, 2020, the Company made available an investor presentation, which is being furnished as Exhibit 99.4 to this Current Report on Form 8-K.

The information set forth under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

The information in this Item 2.02 is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01 Financial Statements and Exhibits.

(a)-(b) Financial Statements.

The unaudited condensed consolidated financial statements of HOF Village as of June 30, 2020 and for the three and six months ended June 30, 2020 and 2019, and the related notes thereto are attached as Exhibit 99.1 and are incorporated herein by reference. Also included as Exhibit 99.2 and incorporated herein by reference is the Management’s Discussion and Analysis of Financial Condition and Results of Operations of HOF Village for the three and six months ended June 30, 2020 and 2019.

The unaudited pro forma financial statements of the Company are filed as Exhibit 99.3 to this Amendment No. 1 and are incorporated herein by reference.

(d) Exhibits

Exhibit No.	Document
99.1	Unaudited condensed consolidated financial statements of HOF Village as of June 30, 2020 and for the three and six months ended June 30, 2020 and 2019
99.2	Management’s Discussion and Analysis of Financial Condition and Results of Operations of HOF Village for the three and six months ended June 30, 2020 and 2019
99.3	Unaudited Pro Forma Condensed Combined Financial Information of the Company as of June 30, 2020 and for the six months ended June 30, 2020 and year ended December 31, 2019
99.4	Investor Presentation made available by the Company on August 10, 2020

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HALL OF FAME RESORT AND ENTERTAINMENT COMPANY

	By:	/s/ Michael Crawford
Name: Michael Crawford
Title: President and Chief Executive Officer

Dated: August 10, 2020

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